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                                                                       EXECUTION




                       GREENWICH CAPITAL ACCEPTANCE, INC.,

                                  as Purchaser



                                       and



                      THORNBURG MORTGAGE HOME LOANS, INC.,


                                    as Seller





                        MORTGAGE LOAN PURCHASE AGREEMENT

                          Dated as of December 1, 2001




                         Adjustable-Rate Mortgage Loans


                   Thornburg Mortgage Securities Trust 2001-2

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                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

ARTICLE I. DEFINITIONS AND SCHEDULES...........................................1

         Section 1.01.  Definitions............................................1

ARTICLE II. SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE..................2

         Section 2.01.  Sale of Mortgage Loans.................................2
         Section 2.02.  Obligations of the Seller Upon Sale....................2
         Section 2.03.  Payment of Purchase Price for the Mortgage Loans.......3

ARTICLE III. REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH...............3

         Section 3.01   Seller Representations and Warranties Relating
                        to the Mortgage Loans..................................3
         Section 3.02.  Seller's Representations and Warranties................3
         Section 3.03   Remedies for Breach of Representations and
                        Warranties.............................................5

ARTICLE IV. SELLER'S COVENANTS.................................................5

         Section 4.01.  Covenants of the Seller................................5

ARTICLE V. INDEMNIFICATION.....................................................5

         Section 5.01.  Indemnification........................................5

ARTICLE VI. TERMINATION........................................................9

         Section 6.01.  Termination............................................9

ARTICLE VII. MISCELLANEOUS PROVISIONS..........................................9

         Section 7.01.  Amendment..............................................9
         Section 7.02.  Governing Law..........................................9
         Section 7.03.  Notices................................................9
         Section 7.04.  Severability of Provisions............................10
         Section 7.05.  Counterparts..........................................10
         Section 7.06.  Further Agreements....................................10
         Section 7.07.  Intention of the Parties..............................10
         Section 7.08.  Successors and Assigns: Assignment of
                        Purchase Agreement....................................10
         Section 7.09.  Survival..............................................11

Schedule I:       Mortgage Loan Schedule.....................................I-1
Schedule II:      [Reserved]................................................II-1
Schedule III:     Seller's Representations and Warranties Relating to
                  Mortgage Loans.........................................III-A-1

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         THIS MORTGAGE LOAN PURCHASE AGREEMENT, dated as of December 1, 2001
(the "AGREEMENT"), is made and entered into between Thornburg Mortgage Home Loans, Inc. (the "SELLER") and Greenwich Capital Acceptance, Inc. (the "PURCHASER").

                               W I T N E S S E T H

         WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the "MORTGAGE NOTES") so indicated on Schedule I hereto referred to below, and the other documents or instruments constituting the Mortgage File (collectively, the "MORTGAGE LOANS"); and

         WHEREAS, the Seller, as of the date hereof, owns the mortgages or deeds of trust (the "Mortgages") on the properties (the "MORTGAGED PROPERTIES") securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

         WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans, including the Mortgages, to the Purchaser pursuant to the terms of this Agreement; and

         WHEREAS, pursuant to the terms of that certain Pooling and Servicing Agreement dated as of December 1, 2001 (the "POOLING AND SERVICING AGREEMENT") among the Purchaser, as depositor, the Seller, as seller, Washington Mutual Mortgage Securities Corp., as master servicer, The Murrayhill Company, as loss mitigation advisor (the "LOSS MITIGATION ADVISOR"), Bankers Trust (Delaware), as Delaware trustee and Bankers Trust Company of California, N.A., as trustee (in such capacity, the "TRUSTEE"), the Purchaser will convey the Mortgage Loans to Thornburg Mortgage Securities Trust 2001-2 (the "TRUST").

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                            DEFINITIONS AND SCHEDULES

         Section 1.01. Definitions. Any capitalized term used but not defined herein and below shall have the meaning assigned thereto in the Pooling and Servicing Agreement, the related Prospectus Supplement dated December 19, 2001 (the "PROSPECTUS SUPPLEMENT") to the Prospectus dated December 19, 2001 (the "Prospectus") or the related Private Placement Memorandum dated December 19, 2001 (the "MEMORANDUM").

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                                   ARTICLE II

                SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

         Section 2.01. Sale of Mortgage Loans. The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under (i) each Mortgage Loan, including the related Cut-Off Date Principal Balance, all interest due thereon after the Cut-Off Date and all collections in respect of interest and principal due after the Cut-Off Date (and all principal received before the Cut-Off Date to the extent such principal relates to a Monthly Payment due after the Cut-Off Date); (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) any Additional Collateral with respect to the Mortgage Loans; and (v) all proceeds of any of the foregoing.

         Section 2.02. Obligations of the Seller Upon Sale. In connection with the transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser and the Trustee a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the Cut-Off Date, (i) its account number and (ii) the Cut-Off Date Principal Balance and such file, which forms a part of Schedule A to the Pooling and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

         In connection with such conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Trustee, as assignee of the Purchaser, on or before the Closing Date, the documents described in Section
2.01 of the Pooling and Servicing Agreement.

         The Seller hereby confirms to the Purchaser and the Trustee that it has made the appropriate entries in its general accounting records, to indicate that the Mortgage Loans have been transferred to the Trustee, or a custodian appointed pursuant to the Pooling and Servicing Agreement to act on behalf of the Trustee, and that the Mortgage Loans constitute part of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

         The Purchaser hereby acknowledges its acceptance of all right, title and interest in, to and under the Mortgage Loans and other property, now existing or hereafter created, conveyed to it pursuant to Section 2.01 hereof.

         The parties hereto intend that the transaction set forth herein be a non-recourse sale by the Seller to the Purchaser of all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01. Nonetheless, in the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement

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under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

         Section 2.03. Payment of Purchase Price for the Mortgage Loans. In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $429,908,552 and will also transfer the Class LTA-R Certificate to the Seller or its designee (the "PURCHASE PRICE"). The Seller shall pay, and be billed directly for, the amounts set forth in the Thornburg Securitization Engagement Letter dated October 18, 2001 including all reasonable expenses incurred by the Purchaser in connection with the issuance of the Certificates, including, without limitation, printing fees incurred in connection with the Prospectus Supplement and the Memorandum relating to the Certificates, fees and expenses of Purchaser's counsel, fees of the rating agencies requested to rate the Certificates, accountant's fees and expenses and the fees and expenses of the Trustee and other out-of-pocket costs, if any.

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

         Section 3.01. Seller Representations and Warranties Relating to the Mortgage Loans. The Seller hereby makes the representations and warranties set forth in Schedule III hereto applicable to the Mortgage Loans and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date or, if applicable, such other date as may be specified therein.

         Section 3.02. Seller's Representations and Warranties. The Seller represents, warrants and covenants to the Purchaser as of the Closing Date or as of such other date specifically provided herein:

         (i) the Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to fulfill its obligations hereunder;

         (ii) the Seller has the power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or other similar laws in relation to the rights of creditors generally;

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         (iii) the execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default under or result in a material breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

         (iv) the Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

         (v) the Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

         (vi) the Seller has good, marketable and indefeasible title to the Mortgage Loans, free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans and upon the payment of the Purchase Price by the Purchaser, the Purchaser will have good and marketable title to the Mortgage Notes and Mortgage Loans, free and clear of all liens or encumbrances;

         (vii) the Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

         (viii) there are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal
(A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

         (ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained; and

         (x) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions.

         (b) On the Closing Date, the Seller shall deliver to the Purchaser a certificate of an authorized officer of the Seller to the effect that, as of the Settlement Date, the information set

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forth in the Prospectus Supplement and the Memorandum, as it relates to the
Seller Information (as defined herein) does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         Section 3.03. Remedies for Breach of Representations and Warranties. It is understood and agreed that (i) the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser and the Trustee, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination or lack of examination of any Mortgage File and
(ii) the remedies for the breach of such representations and warranties and for the failure to deliver the documents referred to in Section 2.02 hereof shall be as set forth in Section 2.03 of the Pooling and Servicing Agreement.

         It is understood and agreed that the representations and warranties set forth in Section 3.01 hereof shall survive delivery of the respective Mortgage Files to the Trustee on behalf of the Purchaser.

                                   ARTICLE IV

                               SELLER'S COVENANTS

         Section 4.01. Covenants of the Seller. The Seller hereby covenants that, except for the transfer hereunder, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; it will notify the Trustee, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and it will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                                    ARTICLE V

                                 INDEMNIFICATION

         Indemnification. (a) The Seller agrees to indemnify and hold harmless the Purchaser, each of its directors, each of its officers and each person or entity who controls the Purchaser or any such person, within the meaning of
Section 15 of the Securities Act of 1933, as amended (the "1933 ACT"), against any losses, claims, damages or liabilities to which the Purchaser, or any such person or entity may become subject, under the Securities Act or otherwise, to the extent that such losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any

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untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the Memorandum or any amendment or supplement thereto or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent (i) that such untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus Supplement or the Memorandum relates to the information set forth in the Seller Information or that such omission or alleged omission in the Prospectus Supplement or the Memorandum relates to information set forth in the Prospectus Supplement under the heading "The Master Servicer -- Washington Mutual Mortgage Securities Corp." (except for the first paragraph thereof) or information in the Memorandum which corresponds to such information in the Prospectus Supplement (the "WAMU INFORMATION"), (ii) any untrue statement or alleged untrue statement of any material fact contained in the information on any computer tape furnished to the Purchaser or any affiliate thereof by or on behalf of the Seller containing information regarding the assets of the Trust, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any information provided by the Seller to the Purchaser or any affiliate thereof, or any material omission in the information purported to be provided thereby and disseminated to the Rating Agency, Deloitte & Touche LLP or prospective investors (directly or indirectly through available information systems) in connection with the issuance, marketing or offering of the Certificates. This indemnity provision will be in addition to any liability which the Seller may otherwise have. For the purposes hereof, "SELLER INFORMATION" means, collectively, (a) the information in the Prospectus Supplement contained in the first and second sentences under the heading "Risk Factors--Mortgage loans with interest only payments," in the first and second sentences of the first bullet point and the first and second sentences of the second bullet point under the heading "Risk Factors--Certain features of the mortgage loans may adversely affect your interest in the certificates," the first and second sentences under the heading "Risk Factors--Conversion of the mortgage loans may reduce the yields on the certificates," the first sentence under the heading "Risk Factors--Geographic concentration of the mortgage loans may adversely affect your certificates," (b) the information in the Prospectus Supplement under the headings "The Mortgage Loans" and "The Seller" and (c) the information in the Memorandum which corresponds to the information in clauses (a) and (b) above.

         (b) The Purchaser agrees to indemnify and hold harmless the Seller, each of its officers, directors and each person or entity who controls the Seller, within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which the Seller, or any such person or entity may become subject, under the 1933 Act or otherwise to the extent that such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the Memorandum or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus Supplement or the Memorandum relates to the information set forth in the Purchaser Information. For purposes hereof, "PURCHASER INFORMATION" means the information in the Prospectus Supplement contained under the captions

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"Summary of Terms -- Material Federal Income Tax Consequences," "--ERISA
Considerations," "Material Federal Income Tax Consequences," and "ERISA Considerations" and in the Prospectus contained under the captions "Material Federal Income Tax Consequences" and "ERISA Considerations" and the information in the Memorandum contained under the captions "Certain Federal Income Tax Considerations," and "ERISA Considerations." This indemnity provision will be in addition to any liability which the Purchaser may otherwise have.

         (c) Promptly after receipt by any indemnified party under this Article V of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article V, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Article V, except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this
Article V.

         If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Article V for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties under this Article V.

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         Each indemnified party, as a condition of the indemnity provisions contained in Section 5.01(a) and (b) hereof, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to consent to a settlement of any action, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and the indemnifying party has not previously provided the indemnified party with written notice of its objection to such settlement. No indemnifying party shall effect any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity is or could have been sought hereunder, without the written consent of such indemnified party, unless settlement includes an unconditional release of such indemnified party from all liability and claims that are the subject matter of such proceeding.

         (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article V are for any reason held to be unenforceable although applicable in accordance with its terms, the Seller, on the one hand, and the Purchaser, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity provision incurred by the Seller and the Purchaser in such proportions as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other, as well as any other relevant equitable considerations; provided, however, that the Purchaser shall not be responsible for more than 0.0625% of the aggregate proceeds from the sale of the Certificates and the Seller shall be responsible for the balance; and provided, further, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5.01, each officer and director of the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Purchaser, each director and officer of the Seller and each person, if any, who controls the Seller within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Seller.

         (e) The Seller agrees to indemnify and to hold each of the Purchaser, the Trustee, each of the officers and directors of each such entity and each person or entity who controls each such entity or person harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Trustee, or any such person or entity may sustain in any way related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement. The Seller shall immediately notify the Purchaser and the Trustee if a claim is made under this provision. The Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or

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decree which may be entered against the Purchaser, the Trustee or any such person or entity in respect of such claim.

                                   ARTICLE VI

                                   TERMINATION

         Section 6.01. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the respective indemnity obligations as provided herein, upon the termination of the Trust as provided in Article X of the Pooling and Servicing Agreement.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         Section 7.01. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the parties hereto.

         Section 7.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws (without regard to its material conflict of laws rules).

         Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                  if to the Seller:

                  Thornburg Mortgage Home Loans, Inc.
                  119 East Marcy Street
                  Santa Fe, New Mexico 87501
                  Attention:  Deborah Burns

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

                  if to the Purchaser:

                  Greenwich Capital Acceptance, Inc.
                  600 Steamboat Road
                  Greenwich, Connecticut  06830
                  Attention:  Legal Department

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or such other address as may hereafter be furnished to Thornburg Mortgage Home
Loans, Inc. in writing by the Purchaser.

         Section 7.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

         Section 7.05. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, which may be transmitted by telecopier each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

         Section 7.06. Further Agreements. The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of the Certificates representing interests in the Trust Fund, including the Mortgage Loans.

         Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of the Certificates. In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with the offering of the Certificates.

         Section 7.07. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging such Mortgage Loans to secure a loan by the Purchaser to the Seller. Accordingly, the parties hereto each intend to treat the transaction as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

         Section 7.08. Successors and Assigns: Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Trustee. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser which consent shall be at the Purchaser's sole discretion, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue the Certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee. Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

         Section 7.09. Survival. The representations and warranties set forth in Sections 3.01 and 3.02 and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


                                       GREENWICH CAPITAL ACCEPTANCE, INC.,
                                         as Purchaser


                                       By: /s/ Prue Larocca
                                           --------------------------------
                                           Name:  Prue Larocca
                                           Title: Senior Vice President


                                       THORNBURG MORTGAGE HOME LOANS, INC.
                                         as Seller


                                       By: /s/ Deborah J. Burns
                                           --------------------------------
                                           Name:   Deborah J. Burns
                                           Title:  Vice President

STATE OF CONNECTICUT    )
                        )ss.:
COUNTY OF FAIRFIELD     )


         On the 10th day of December, 2001 before me, a Notary Public in and for said State, personally appeared Prue Larocca, known to me to be a SV President of GREENWICH CAPITAL ACCEPTANCE, INC., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Deborah McMahon
-------------------
Notary Public

My Commission Expires on 2/28/2004

STATE OF NEW MEXICO     )
                        )ss.:
COUNTY OF SANTE FE      )


         On the 13th day of December, 2001 before me, a notary public in and for said State, personally appeared Deborah J. Burns, known to me to be a Vice President of THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Susan S. Williams
---------------------
Notary Public

My Commission Expires August 9, 2004

                                                                      SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


             [See Schedule I of the Pooling and Servicing Agreement]

                                                                     SCHEDULE II







                                   [RESERVED]

                                                                    SCHEDULE III

                          SELLER'S REPRESENTATIONS AND
                             WARRANTIES RELATING TO
                                 MORTGAGE LOANS

    The Seller hereby represents and warrants to, and covenants with, the Purchaser that, as to each Mortgage Loan, as of the Cut-off Date or such other date specifically set forth herein, and with respect to representation (i) listed below, as of the Closing Date:

         (i) (a) The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects and (b) the Mortgage File with respect to each Mortgage Loan has been delivered to the Trustee or its designee and each Mortgage File contains the documents required to be contained therein.

         (ii) Approximately 0.46% of the Mortgage Loans (by Principal Balance) are more than 30 days delinquent and no Mortgage Loan is more than 60 days delinquent and neither the Mortgage Loans nor the Additional Collateral (if applicable) has been dishonored; Seller has not advanced funds to, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

         (iii) To Seller's best knowledge, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property.

         (iv) The terms of the Mortgage Note, the Mortgage and the Additional Collateral (if applicable) have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded, if necessary to protect the interests of the Trustee, and which are included in the Mortgage File, the substance of which waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and is reflected on the Mortgage Loan Schedule. Except for any modification agreement or similar document contained in the Mortgage File permitting a borrower to modify his loan, no instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File.

         (v) None of the Mortgage Note, the Mortgage or the Additional Collateral (if applicable) are subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the

                                     III-1
defense of usury, and to the Seller's knowledge no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

         (vi) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the Master Servicer or the applicable Servicer, their successors and assigns as mortgagee and to the Seller's knowledge all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

         (vii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan and the Additional Collateral Mortgage Loans have been complied with in all material respects.

         (viii) The Mortgage has not been satisfied, canceled or subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage except for a release that does not materially impair the security of the Mortgage Loan or is reflected in the loan-to-value ratio, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

         (ix) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Value of the Mortgaged Property, and (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser.

         (x) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its

                                     III-2
terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other laws relating to the rights of creditors.

         (xi) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

         (xii) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

         (xiii) The Seller has acquired its ownership of each Mortgage Loan in good faith without notice of any adverse claim, and as of the Closing Date, the Mortgage Note and the Mortgage are not assigned or pledged, and immediately prior to the sale of the Mortgage Loan to the Purchaser, the Seller was the sole owner and holder thereof and with full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and with full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement.

         (xiv) To the Seller's best knowledge, the Seller or, if the Mortgage Loan was not originated by the Seller, the originator is or was (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) federal savings and loan associations or national banks or subsidiaries having preemptive authority under federal law or under applicable state law to engage in business in such state without qualification, or (iv) not doing business in such state.

         (xv) The Mortgage Loan is covered by an ALTA lender's title insurance policy acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(A) through (C) above) the originator or the Seller, their respective successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

                                     III-3

         (xvi) There is no default, breach, violation or event of acceleration existing under the Mortgage, the Mortgage Note, or the Additional Collateral (if applicable) and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

         (xvii) To the best of the Seller's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or on parity with, the lien of the related Mortgage.

         (xviii) To the Seller's best knowledge, all improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

         (xix) The Mortgage Loan was originated by the Seller or a subsidiary of the Seller or was purchased by the Seller from a third party, each of which was, at the time of origination, (A) a Fannie Mae-approved or Freddie Mac-approved seller/servicer and (B) a HUD-approved mortgage banker, or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority. Each Mortgage Note has a Loan Rate that adjusts periodically (not always in correlation to the index calculation term), based on the One-Month LIBOR, Six-Month LIBOR, or One-Year LIBOR, 6-Month CMT, One-Year CMT or Five-Year CMT index except that some Mortgage Loans first adjust after an initial period of three, five, seven or ten years following origination.

         (xx) The origination practices used by the Seller or the originator of the loan and the collection practices used by the Master Servicer or the applicable Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business. With respect to escrow deposits and escrow payments, if any, all such payments are in the possession of, or under the control of, the applicable Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.

         (xxi) At the time of origination of the Mortgage Loan the Mortgaged Property was free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

         (xxii) The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

                                     III-4

         (xxiii) The Mortgage Loan was underwritten generally in accordance with the Seller's underwriting standards in effect at the time the Mortgage Loan was originated.

         (xxiv) The mortgage file in possession of the related Servicer contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

         (xxv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except, in connection with a trustee's sale after default by the Mortgagor.

         (xxvi) No Mortgage Loan (A) contains provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor or paid by any source other than the Mortgagor or (B) contains any provision permitting a temporary "buydown" of the related Mortgage Rate. No Mortgage Loan was a graduated payment mortgage loan as of the date of its origination. No Mortgage Loan has a shared appreciation or other contingent interest feature.

         (xxvii) No Mortgage Loan had a Loan-To-Value Ratio in excess of 100%. Except with respect to Additional Collateral Mortgage Loans, no Mortgage Loan has a Loan-To-Value Ratio in excess of 95%. The portion of the unpaid principal balance of each Mortgage Loan which is in excess of 80% of the Loan-to-Value Ratio is and will be insured as to payment defaults under a Primary Mortgage Insurance Policy issued by primary mortgage insurer licensed to do business in the state in which the Mortgaged Property is located and acceptable to Fannie Mae as of the Closing Date, so as to reduce the Mortgagee's exposure in accordance with the standards of Fannie Mae and applicable law. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with; such policy is valid and in full force and effect and all premiums due thereunder have been paid.

         (xxviii) Except for any Additional Collateral Mortgage Loans as identified on the Mortgage Loan Schedule, the Mortgage Note is not and has not been secured by any collateral, pledged account, or other security except the lien of the Mortgage, and the security interest of any applicable security agreement or chattel mortgage referred to above.

         (xxix) The Additional Collateral Mortgage Loans originated by Morgan Stanley Dean Witter Credit Corporation are insured under the terms and provisions of the Certificate Guaranty Surety Bond. The Certificate Guaranty Surety Bond is in full force and effect with respect to each such Additional Collateral Mortgage Loan subject to the limitations set forth therein and such Certificate Guaranty Surety Bond will be enforceable by the Purchaser with respect to each Additional Collateral Mortgage Loan.

                                     III-5

         (xxx) The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, had been made or obtained from the appropriate authorities.

         (xxxi) No defense against coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) exists arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, and the Seller is not aware of any fact that could reasonably lead the Seller to believe that any such defense exists arising out of the actions, representations, errors, omissions, negligence or fraud of the related Mortgagor or any party involved in the application for such coverage.

         (xxxii) The Assignment is in recordable form, is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located and includes all applicable recording information, except where the related original Mortgage has been delivered for recording to the appropriate public recording office but has not yet been returned to the Seller.

         (xxxiii) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac eligibility requirements.

         (xxxiv) Each Mortgage is a "qualified mortgage" for purposes of the REMIC Provisions.

         (xxxv) To the Seller's best knowledge, no fraud was committed by the originator of the Mortgage Loan and the Seller is not aware of any fact that would reasonably lead the Seller to believe that any Mortgagor had committed fraud in connection with the origination of such Mortgage Loan.

         (xxxvi) As of the Cut-off Date, the Mortgagor has not notified the Seller, and Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Relief Act; and

         (xxxvii) The Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state, or federal environmental law, rule, or regulation. The Seller has no knowledge of any pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule, or regulation is an issue.

         (xxxviii) As to any Additional Collateral Mortgage Loan, such Mortgage Loan is secured by a perfected first priority security interest in the related Additional Collateral.

                                     III-6

         (xxxix) As to any Additional Collateral Mortgage Loan, the applicable pledge agreement is in place, is genuine and is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors.


                                      III-7